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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21553

ING Global Equity Dividend and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2005

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2005

ING Global Equity Dividend and Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing the ING Global Equity Dividend and Premium Opportunity Fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

When the Fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the Fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The Fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds September 27, 2005

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1  Morgan Stanley Capital International

MARKET PERSPECTIVE: FIVE MONTHS ENDED AUGUST 31, 2005

In the five months ended August 31, 2005, major markets recovered after first quarter losses. Global equities rose 4.7%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. Most of the gain came in July, the best month since 2003, as investors temporarily seemed to reconcile themselves to long-standing concerns that dampened their spirits before and after: the Federal Reserve marching short term interest rates ever higher; outside the U.S., tepid domestic demand; everywhere, rising oil prices and even the return of terrorist attacks. As for currencies, the dollar maintained its first quarter strength, based on faster U.S. growth and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by acrimonious stalemate on a European budget. For the five months, the U.S. currency rose 5.0% against the euro, 4.8% against the pound and 3.2% against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates seven times to the end of March. In the next five months, apart from about five weeks in July and early August when the economic data was more upbeat, fears of slowing activity and firming inflation in the face of repeated record oil prices continued to mount. Inflation would only be controlled by continual “measured” increases in short-term interest rates. The curve-flattening trend was accordingly sustained by the eighth rate increase in May, the ninth on the last day of June, and the tenth to 3.5% on August 9th. August ended with second quarter gross domestic product (“GDP”) growth being revised down and another jump in oil prices to near $70 as Hurricane Katrina’s devastation became known. For the five-month period, the yield on the ten-year Treasury Note fell by 0.48% to 4.02%, while that on 13-week Treasury Bills rose 0.71% to 3.43%. The spread, a slim 0.59%, was the lowest since March of 2001. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 3.4%. High yield bonds did better as investors chased yield. The Lehman Brothers High Yield Bond Index(3) returned 4.8%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), gained 4.2% including dividends in the five months through August. The period started with stocks on the downswing after reaching a 2005 high point on March 7. Economists keenly watched the swirling crosscurrents in the fixed income markets described above. Falling bond yields make stocks relatively more attractive. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. However, inexorably rising short-term rates dampen demand and profit margins. And if a flat curve becomes an inverted one, that can signal recession. Moreover the surging price of oil was potentially inflationary through costs, a threat to corporate earnings (outside the energy industry) and deflationary since it acts like a tax. Still, stocks benefited from July’s positive reports, especially second quarter company earnings figures, mostly above expectations and on average, a double-digit improvement over 2004. The S&P 500 Index reached its best level, a four-year high on August 3, but then fell back. It was not a sell-off, more the drift down of a market that was not particularly cheap or expensive, just one whose best days were probably behind it.

Internationally, Japan equities rose 4.2%, based on the MSCI Japan Index(5) in dollars plus net dividends. The market did little until August, but thereafter local currency indices repeatedly breached four-year records as a new sense of optimism took hold, based on encouraging developments like the acceleration of wage growth, swelling profits, by 15.8% in the latest quarter, and healthy GDP growth supported by improving domestic demand. But mostly it was the chance of a new reformist beginning offered by Prime Minister Koizumi when he dissolved Parliament after it rejected his proposal to privatize the massive, bloated Japan Post, improbably the world’s largest financial institution.

European ex UK markets added 4.4% in the five-month period according to the MSCI Europe ex UK Index(6) including net dividends, and the local currency index reached a four-year high. Such bullish performance belied bearish economic conditions. French and German unemployment rates languished above 10%. The German domestic economy contracted, Italy fell into recession and France grew at an annualized rate below 1%. But these disappointments and the political setbacks referred to above served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to advance in the face of record low bond yields.

MARKET PERSPECTIVE: FIVE MONTHS ENDED AUGUST 31, 2005

The UK market gained 3.9% in dollars, based on the MSCI UK Index(7) including net dividends, over 9% in sterling, making new four-year highs. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. By the end of the period, house prices were falling, manufacturing was in decline, retail sales were at multi-year lows and second quarter GDP growth was the slowest since 1993. Nonetheless, with company earnings holding up and despite terrorist attacks in eight locations in London over two days in July, investors supported an inexpensive market that paid over 3% in dividends as they waited for better times.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of August 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 0.5% of net assets.

Portfolio holdings are subject to change daily.

The ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary investment objective.

The Fund seeks to achieve its objectives by:

•                  Investing in a portfolio of global common stocks that have attractive annual dividend yields — typically over 3%.

•                  Seeking to earn additional income through a strategy of writing covered call options on a substantial portion of the common stock portfolio of securities.

•                  Seeking to provide a measure of downside protection on a portion of the value of the Fund in the event of severe market disruption through the strategic purchase of out-of the money put options on selected regional or local securities indices.

The Portfolio is managed by Jorik van den Bos, Joris Franssen, Joost de Graaf, Nina Hodzic, Leonard Stehouwer, Frank van Etten and Willem van Dommelen, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Portfolio Construction

The selection process begins with constructing an eligible universe of global stocks with market capitalizations typically over $1 billion and that have a history of paying dividend yields in excess of 3% annually. Through a multi-step screening process of various fundamental factors and fundamental analysis the portfolio managers construct a portfolio of 65 – 90 stocks with a history of attractive dividend yields and stable or growing dividends that are supported by business fundamentals.

The Fund’s Integrated Option Strategy

To generate premiums, the Fund writes covered call options on a substantial portion of the common stocks held in the Fund’s portfolio, a strategy known as covered call option writing. Writing covered call options involves selling options granting the buyer the right to purchase certain common stock at a particular price (the “strike price”) either at a particular time or during a particular span of time. If the purchaser exercises a covered call option sold by the Fund, either the common stock will be called away from the Fund and the Fund will receive payment equal to the strike price in addition to the original premium received, or the Fund will pay the purchaser the difference between the cash value of the common stock and the strike price of the option. The payment received for the common stock may be lower than the market value of the common stock at that time.

Most of the common stocks held by the Fund may be part of the Fund’s call writing strategy. Once the underlying common stock portfolio is constructed, the percentage of each underlying common stock to be used for call option writing will be determined based on three factors: stock outlook; market opportunities and attractiveness of the option price

During the reporting period, The Fund has generally sold covered call options that are about 30 days long and at strike prices that are at-the-money or near-the-money

A portion of the premiums generated from the covered call option strategy may be used to buy index puts on global or regional securities indices to provide a measure of downside protection on a portion of the value of the Fund in the event of severe market disruption.

Top Ten Industries
as of August 31, 2005
(as a percent of net assets)

Banks	20.0%
Telecommunications	12.5%
Oil and Gas	8.1%
Electric	7.7%
Real Estate Investment Trusts	5.5%
Agriculture	4.5%
Pharmaceuticals	3.0%
Entertainment	2.9%
Forest Products and Paper	2.5%
Savings and Loans	2.5%

Portfolio holdings are subject to change daily.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Performance

During the five-month period ending August 31, 2005, the Fund succeeded in meeting its goals of providing a high level of income and capital appreciation as well as being able to provide a level monthly distribution to shareholders. The Fund provided a total return of 1.23% based on net asset value and 5.54% based on market value compared to the Morgan Stanley Capital International (“MSCI”) World Index(3), which returned 4.98% for the same period.

Over the reporting period, call options were written on approximately 30-40% of the portfolio’s assets and the focus was on common stocks with higher implied volatility. Since the market was up during the reporting period, all the puts that expired had no value at maturity.

Equity Portfolio Commentary

During this reporting period, the market struggled to keep pace with last year’s strong performance due to further increases in oil prices, inflation fears and increasing Fed Fund rates in the U.S. On the other hand, the market has been supported by lower long-term yields, low inflation, slightly positive economic data from the U.S. and Europe, a strengthening dollar and positive earnings surprises. Earnings growth has been strong, partly due to the stellar results in the oil sector but also because of gains in other sectors, mainly driven by prudent cost cutting. The market has gained momentum since May and has also experienced a growth-led rally.

Backed by rising oil prices, the energy and utilities sectors outperformed the market. The low interest rate environment continued to support the real estate sector. The growth-led rally resulted in information technology performing strongly. Cyclical sectors, such as industrials and materials lagged as they were impacted by rising input costs. Consumer sectors and telecommunications also underperformed the market. Regionally, emerging markets performed strongly as they benefited from higher economic growth rates. Over the reporting period, Europe performed largely in line with the market as there were signs that the economy was bottoming out, the U.S. slightly lagged and Japan underperformed.

The Fund benefited from overweight positions in the energy, utilities and real estate sectors. The Fund has large positions in energy and utilities as they generate good cash flow, which has resulted in significant dividend increases. The Fund is also overweight the real estate sector as it offers attractive dividend yields, especially compared with Treasury yields, and fundamentals remain strong. An underweight in information technology adversely affected performance. There is limited representation of the sector in the Fund due to the unattractive dividend yields of companies in the sector. The Fund’s positions in the telecommunications and financials sectors also lagged the index. In financials, bank and insurance companies underperformed because of the flattening yield curve. Regionally, the Fund benefited from an underweight in Japan and overweight in emerging markets especially Southeast Asia. The Fund was, however, adversely impacted by the strengthening in the U.S. dollar.

The main outperformers were PetroChina Co., Ltd. and TDC A/S. PetroChina Co., Ltd., a Chinese oil and gas company, benefited from rising oil prices and continued strong demand in China. TDC A/S, the largest telecommunications operator in Denmark, outperformed as it was an acquisition candidate for buyout firms and European telecommunication companies. The main underperformers were previously held IMPAC Mortgage Holdings, as well as General Maritime Corp. IMPAC, a U.S. mortgage company, was adversely affected by the flattening yield curve. General Maritime Corp., a U.S. shipping company, underperformed as the company reported disappointing results due to lower than expected shipping rates.

Current Strategy and Outlook

We expect the Fund’s strategy to continue to be rewarding for our investors. We believe investments in defensive sectors like utilities, telecommunication services, real estate and consumer staples tend to provide downside protection since these sectors are relatively inexpensive, less dependent on the economic environment and offer stable, high dividend yields. If markets fall significantly, the defensive sectors may yield the high dividends, covered calls may generate premium income and the puts may offer additional downside protection.

If the equity markets move sideways, stock selection and our consistent, disciplined strategy should add value. In this scenario, dividends and the premiums from the call writing may make up an important part of the total return. In the case of a strong rally, the strategy may generate an absolute positive return. However, the upside could be limited as the calls written will be exercised, thus taking away some of the potential.

Equity volatility is slightly above historical lows and we don’t expect any significant change over the next quarter. We believe that a strong increase in volatility would only be caused by a significant unexpected market decline. The Fund’s current option strategy should continue to be successful as risk premiums on volatility are still positive in general.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended August 31, 2005

	Since Inception March 30, 2005
Based on Net Asset Value (NAV)(1)	1.23%
Based on Market Value(2)	5.54%
MSCI World Index(3)	4.98	%(4)

The table above illustrates the total return of the ING Global Equity Dividend and Premium Opportunity Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Total investment return on net asset value is calculated assuming a purchase price at the offering price less the sales charge and offering costs paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported.

(2) Total investment return on market value is calculated assuming a purchase price at the offering price on the first day and a sale at the current market price on the last day of the period.

(3) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(4) Since inception performance for the index is shown from April 1, 2005.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2005 (UNAUDITED)

ASSETS:
Investments in securities at value*	$1,785,582,500
Cash	2,632,779
Foreign currencies at value**	17,375,057
Receivables:
Investment securities sold	1,173,806
Dividends and interest	7,259,420
Total assets	$1,814,023,562

LIABILITIES:
Payable for investment securities purchased	3,715,165
Options written (premiums received $10,832,892)	10,566,086
Payable to affiliates	1,882,003
Payable for director fees	65,369
Accrued offering costs	1,849,365
Other accrued expenses and liabilities	1,254,740
Total liabilities	19,332,728
NET ASSETS (equivalent to $18.83 per share on 95,306,591 shares outstanding)	$1,794,690,834

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$1,816,502,901
Undistributed net investment income	4,721,519
Accumulated net realized loss on investments, foreign currency related transactions and options	(15,960,246)
Net unrealized depreciation on investments, foreign currency related transactions and options	(10,573,340)
NET ASSETS	$1,794,690,834

* Cost of investments in securities	$1,796,508,401
** Cost of foreign currencies	$ 17,376,732

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS (UNAUDITED)

March 30, 2005(1) to August 31, 2005
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$ 40,613,670
Interest	4,904,261
Securities lending income	11,977
Total investment income	45,529,908

EXPENSES:
Investment management fees	7,697,622
Transfer agent fee	81,863
Administrative service fees	733,100
Shareholder reporting expense	336,768
Registration fees	218,469
Professional fees	321,383
Custody and accounting expense	317,109
Director fees	72,902
Offering expense	65,278
Miscellaneous expense	72,863
Total expenses	9,917,357
Net waived and reimbursed fees	(1,466,214)
Net expenses	8,451,143
Net investment income	37,078,765

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND OPTIONS:
Net realized gain (loss) on:
Investments	32,238,046
Foreign currency related transactions	(4,721,519)
Options	(31,323,914)
Net realized loss on investments, foreign currency related transactions and options	(3,807,387)
Net change in unrealized appreciation or depreciation on:
Investments	(10,925,901)
Foreign currency related transactions	85,755
Options	266,806
Net change in unrealized depreciation on investments, foreign currency related transactions and options	(10,573,340)
Net realized and unrealized loss on investments, foreign currency related transactions and options	(14,380,727)
Increase in net assets resulting from operations	$ 22,698,038

* Foreign taxes withheld	$ 4,076,174
(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

March 30, 2005(1) to August 31, 2005
FROM OPERATIONS:
Net investment income	$ 37,078,765
Net realized loss on investments, foreign currency related transactions and options	(3,807,387)
Net change in unrealized depreciation on investments, foreign currency related transactions and options	(10,573,340)
Net increase in net assets resulting from operations	22,698,038

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(32,357,246)
Net realized gains	(12,152,859)
Total distributions	(44,510,105)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares(2)	1,810,624,997
Dividends reinvested	5,777,904
Net increase in net assets resulting from capital share transactions	1,816,402,901
Net increase in net assets	1,794,590,834

NET ASSETS:
Beginning of period	100,000
End of period	$1,794,690,834
Undistributed net investment income at end of period	$ 4,721,519

(1)          Commencement of operations

(2)          Proceeds from sale of shares net of sales load of $85,500,000 and offering costs of $3,400,000.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND
AND PREMIUM OPPORTUNITY FUND	FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each period.

	March 30, 2005(1) to August 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$19.06	(2)
Income (loss) from investment operations:
Net investment income	$0.40	*
Net realized and unrealized loss on investments	$(0.16)
Total from investment operations	$0.24
Less distributions from:
Net investment income	$0.35
Net realized gain on investments	$0.12
Total distributions	$0.47
Net asset value, end of period	$18.83
Market value, end of period	$20.60
Total investment return at net asset value(3)%	1.23
Total investment return at market value(4)%	5.54

Ratios and Supplemental Data:
Net assets, end of period (000,000’s)	$1,795
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	1.15
Gross expenses prior to expense reimbursement(5)%	1.35
Net investment income after expense reimbursement(5)(6)%	5.06
Portfolio turnover rate %	55

(1)              Commencement of operations.

(2)              Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)              Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)              Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)              Annualized for periods less than one year.

(6)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment strategy for the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and utilizing an integrated options writing strategy.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s net asset value (“NAV”) is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

B.             Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C.             Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet in terms of their contracts and from movement in currency and securities values and interest rates.

E.              Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid monthly by the Fund. Distributions are determined annually in

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accordance with federal tax principles, which may differ from accounting principles generally accepted in the United States of America for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

The Fund estimates that distributions for the period ended August 31, 2005, will be comprised of approximately 58% net investment income. The remaining portion of the Fund’s monthly distributions is estimated to come from the Fund’s covered-call option strategy, which for tax purposes, may be treated as a combination of long-term and short-term capital gains, and/or a return of capital. The tax character of the Fund’s covered-call option strategy is largely determined by movements in the underlying equity portfolio. Based on the realized appreciation in the Fund’s underlying equity portfolio during the period, the Fund estimates that the remaining approximately 42% of the distributions would be considered short-term capital gain.

F.              Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Securities Lending. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I.                 Organization Expenses and Offering Costs. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred.

H.            Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTE 3 — INVESTMENT MANAGEMENT FEE

ING Investments, LLC (the “Investment Manager”) is the Investment Manager of the Fund. The Fund pays the Investment Manager for its services under the Management Agreement, a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s managed assets. For the first five years of the Fund’s existence, the Investment Manager will contractually waive 0.20% of the annual fee. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2005, there were no preferred shares outstanding.

The Investment Manager entered into a Sub-Advisory Agreement with ING Investment Management Advisors B.V. (“IIMA”) for the Fund. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Manager has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Connecticut corporation, to provide certain consulting services for the Investment Manager. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Manager and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from ING Investments. No fee will be paid by the Fund directly to the Consultant.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s Managed Assets. The Investment Manager, IIMA, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At August 31, 2005, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$1,729,853	$152,150	$1,882,003

The Fund has adopted a Retirement Policy covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2005, excluding short-term securities, were $2,716,653,706 and $969,223,791, respectively.

NOTE 6 — CALL OPTIONS WRITTEN

Written option activity for the Fund for the period ended August 31, 2005 was as follows:

	Number of Contracts (000’s)	Premiums Received
Options outstanding at March 30, 2005	—	$ —
Options written	311,891	71,552,360
Options terminated in closing purchase transactions	(198,995)	(46,293,180)
Options expired	(52,279)	(6,839,288)
Options exercised	(15,704)	(7,587,000)
Options outstanding at August 31, 2005	44,913	$10,832,892

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Non-Diversified. The Fund is classified as a non-diversified investment company under the Investment Company Act, which means that the Fund is not limited in the proportion of its assets in a single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At August 31, 2005, the Fund did not have any securities on loan.

NOTE 9 — CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

March 30, 2005(1) to August 31, 2005
Number of Shares
Shares sold	95,000,000
Dividends reinvested	301,591
Net increase in shares outstanding	95,301,591
$
Shares sold(2)	$1,810,624,997
Dividends reinvested	5,777,904
Net increase	$1,816,402,901

(1)          Commencement of operations

(2)          Proceeds from sales of shares net of sales load paid of $85,500,000 and offering costs of $3,400,000.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes,

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

taxable as ordinary income to shareholders. Dividends to shareholders from ordinary income and realized gains for the period ended August 31, 2005 were $32,357,246 and $12,152,859, respectively.

The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time.

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 12 — SUBSEQUENT EVENT

Dividends: Subsequent to August 31, 2005, the Fund declared dividends of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.156	August 15, 2005	September 16, 2005	September 6, 2005
0.156	September 15, 2005	October 11, 2005	October 5, 2005
0.156	October 11, 2005	November 15, 2005	November 3, 2005

ING GLOBAL EQUITY DIVIDEND AND	PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2005 (UNAUDITED)

Shares		Value
COMMON STOCK: 96.8%
	Australia: 7.5
505,712	Australia & New Zealand Banking Group Ltd.	$ 18,893,400
433,185	Coca-Cola Amatil Ltd.	8,386,462
1,391,731	Publishing & Broadcasting Ltd.	26,456,209
450,000	Santos Ltd.	8,877,832
898,454	Suncorp-Metway Ltd.	26,280,097
604,300	TABCORP Holdings Ltd.	25,828,885
2,404,543	Wesfarmers Ltd.	8,865,750
863,763	Westfield Group	10,743,467
		134,332,102
	Belgium: 0.5%
780,023	Fortis	9,005,804
		9,005,804
	Brazil: 4.9%
1,815,000	Cia Siderurgica Nacional SA ADR	17,164,815
400,516	Cia Vale do Rio Doce ADR	17,657,356
1,588,239	Cia Vale do Rio Doce ADR	26,561,930
115,774	Petroleo Brasileiro SA ADR	8,589,922
1,280,400	Petroleo Brasileiro SA ADR	17,339,212
		87,313,235
	Canada: 1.6%
1,519,500	Enerplus Resources Fund	8,875,579
230,408	Fording Canadian Coal Trust	9,684,048
1,093,955	TransCanada Corp.	9,570,576
		28,130,203
	China: 1.5%
33,338,000	PetroChina Co., Ltd.	27,023,334
		27,023,334
	Denmark: 3.0%
1,850,101	Danske Bank A/S	26,451,750
928,111	TDC A/S	27,432,521
		53,884,271
	Finland: 1.5%
1,374,100	UPM-Kymmene Oyj	27,391,333
		27,391,333
	Germany: 0.5%
279,750	Deutsche Telekom AG	8,882,279
		8,882,279
	Greece: 1.5%
1,296,146	OPAP SA	26,844,068
		26,844,068
	Hong Kong: 2.3%
115,492	CLP Holdings Ltd.	14,274,811
1,353,961	Hang Seng Bank Ltd.	27,253,551
		41,528,362
	Ireland: 1.0%
6,314,062	Bank of Ireland	17,248,141
		17,248,141
	Israel: 0.1%
175,196	Bank Hapoalim Ltd.	$ 2,720,524
		2,720,524
	Italy: 5.3%
861,100	Enel S.p.A.	26,079,668
1,377,134	ENI S.p.A.	8,948,823
514,200	Riunione Adriatica di Sicurta S.p.A.	27,264,799
230,900	Telecom Italia S.p.A.	14,445,104
3,100,391	UniCredito Italiano S.p.A.	17,896,615
		94,635,009
	Netherlands: 2.5%
6,209,938	ABN AMRO Holding NV	27,957,526
334,845	Akzo Nobel NV	9,300,467
569,365	Royal Dutch Shell PLC	8,466,756
		45,724,749
	New Zealand: 0.8%
264,800	Telecom Corp. of New Zealand Ltd.	14,561,352
		14,561,352
	Portugal: 2.1%
4,222,532	Portugal Telecom SGPS SA	37,443,353
		37,443,353
	Singapore: 2.0%
1,467,935	United Overseas Bank Ltd.	35,501,542
		35,501,542
	South Africa: 3.0%
2,339,833	Standard Bank Group Ltd.	27,008,513
917,051	Telkom SA Ltd.	26,163,921
		53,172,434
	South Korea: 0.5%
1,588,200	S-Oil Corp.	9,275,001
		9,275,001
	Spain: 1.5%
4,782,478	Endesa SA	27,239,063
		27,239,063
	Sweden: 2.0%
1,187,804	Sandvik AB	26,786,273
822,565	Volvo AB	8,875,913
		35,662,186
	Taiwan: 1.0%
583,986	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,396,620
		17,396,620
	Thailand: 0.7%
388,600	Siam Cement PCL	13,363,954
		13,363,954
	United Kingdom: 12.0%
829,829	Alliance & Leicester PLC	26,983,754
1,996,827	British American Tobacco PLC	26,272,804

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND	PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		United Kingdom: (continued)
1,107,303		Centrica PLC	$ 26,585,721
451,300		Diageo PLC	13,539,000
4,094,408		DSG International PLC	17,348,758
750,000		GlaxoSmithKline PLC	9,120,694
1,011,000		GUS PLC	8,544,201
431,435		Pennon Group PLC	17,689,725
1,116,676		Provident Financial PLC	17,610,764
1,605,000		Royal Bank of Scotland Group PLC	26,357,589
3,138,284		United Utilities PLC	25,828,078
			215,881,088
		United States: 37.5%
521,940		Altria Group, Inc.	36,901,157
803,149		Ameren Corp.	35,153,832
467,400		American Capital Strategies Ltd.	17,653,698
240,800		Bank of America Corp.	9,085,384
614,012		Bellsouth Corp.	26,132,351
523,082		Bristol-Myers Squibb Co.	17,324,476
521,916		ChevronTexaco Corp.	28,126,054
1,191,154		Citizens Communications Co.	34,805,520
648,032		ConAgra Foods, Inc.	25,642,626
596,627		Developers Diversified Realty Corp.	10,488,703
709,985		E.I. du Pont de Nemours & Co.	17,373,333
645,041		Duke Energy Corp.	8,798,359
163,813		Equity Office Properties Trust	8,886,855
1,097,239		Equity Residential	26,421,515
777,753		Exelon Corp.	17,756,101
13,333,289		General Maritime Corp.	35,028,008
809,944		KeyCorp	34,851,890
1,158,372		Kinder Morgan, Inc.	32,700,842
289,941		Merck & Co., Inc.	27,680,667
1,057,659		New York Community Bancorp, Inc.	36,383,470
539,300		Rayonier, Inc.	17,958,690
620,000		Sara Lee Corp.	17,973,800
845,723		SBC Communications, Inc.	35,165,162
1,343,660		Simon Property Group, Inc.	25,529,540
190,900		Southern Co.	9,161,291
351,400		Thornburg Mortgage, Inc.	26,730,998
983,129		U.S. Bancorp	25,846,461
330,030		UST, Inc.	18,128,548
327,534		Washington Mutual, Inc.	8,846,693
			672,536,024
		Total Common Stock (Cost $1,741,099,119)	1,736,696,031
WARRANTS: 2.5%
		Luxembourg: 2.0%
12,927,000	@	Formosa Chemicals & Fibre Corp.	8,531,820
4,421,000	@, #	Mega Financial Holding Co. Ltd.	8,685,179
18,321,000	@	Oil & Natural Gas Corp. Ltd.	19,424,176
			36,641,175
		Taiwan: 0.5%
390,144	@	China Steel Corp.	8,680,704
			8,680,704
		Total Warrants (Cost $48,889,195)	45,321,879

No. of Contracts			Value
PUT OPTIONS: 0.2%
	Australia: 0.0%
7,400	S&P/ASX 200 Index, strike price 4,050 AUD, expires 09/15/05		$ 299
4,700	S&P/ASX 200 Index, strike price 4,050 AUD, expires 10/21/05		16,396
7,400	S&P/ASX 200 Index, strike price 4,225 AUD, expires 11/18/05		169,940
			186,635
	European Union: 0.1%
20,000	Dow Jones Euro Stoxx 50 Index, strike price 3,000 EURO, expires 09/16/05		44,052
19,000	Dow Jones Euro Stoxx 50 Index, strike price 3,150 EURO, expires 10/21/05		700,563
19,000	Dow Jones Euro Stoxx 50 Index, strike price 3,100 EURO, expires 11/18/05		791,222
			1,535,837
	United Kingdom: 0.0%
4,975	Financial Times 100 Index, strike price 4,825 GBP, expires 09/16/05		6,140
4,850	Financial Times 100 Index, strike price 4,950 GBP, expires 10/21/05		106,412
4,850	Financial Times 100 Index, strike price 5,000 GBP, expires 11/18/05		234,884
			347,436
	United States: 0.1%
105,000	S&P 500 Index, strike price $1,150, expires 09/16/05		84,148
105,000	S&P 500 Index, strike price $1,150, expires 10/21/05		491,544
105,000	S&P 500 Index, strike price $1,150, expires 11/18/05		918,990
			1,494,682
	Total Put Options (Cost $6,520,087)		3,564,590
	Total Investments In Securities (Cost $1,796,508,401)*	99.5%	$1,785,582,500
	Other Assets and Liabilities-Net	0.5	9,540,027
	Net Assets	100.0%	$1,794,690,834

#	Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees.
@	Non-income producing security

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND	PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $1,805,500,936
Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$ 43,410,780
Gross Unrealized Depreciation	(63,329,216)
Net Unrealized Depreciation	$(19,918,436)

Industry	Percentage of Net Assets
Agriculture	4.5%
Auto Manufacturers	0.5
Banks	20.0
Beverages	1.2
Building Materials	0.8
Chemicals	2.0
Coal	0.5
Diversified Financial Services	1.5
Electric	7.7
Entertainment	2.9
Financial Index Options	0.2
Food	2.4
Forest Products and Paper	2.5
Gas	1.5
Hand/Machine Tools	1.5
Home Builders	1.0
Insurance	1.5
Investment Companies	1.0
Iron/Steel	1.4
Media	1.5
Mining	2.5
Miscellaneous Manufacturing	0.5
Oil and Gas	8.1
Pharmaceuticals	3.0
Pipelines	2.4
Real Estate	0.6
Real Estate Investment Trusts	5.5
Retail	1.4
Savings and Loans	2.5
Semiconductors	1.0
Telecommunications	12.5
Transportation	2.0
Water	1.4
Other Assets and Liabilities, Net	0.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND	PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

No. of Contracts		Expiration Date	Strike Price/Rate		Premiums Received	Value
WRITTEN OPTIONS

Call Options Written
394,000	ABN AMRO Holding NV	9/16/2005	19.83	EURO	$180,639	$59,269
154,000	Akzo Nobel NV	9/16/2005	33.91	EURO	118,492	39,372
187,000	Altria Group, Inc.	9/16/2005	69.03	USD	300,210	351,916
118,000	Ameren Corp.	9/16/2005	53.28	USD	81,432	129,563
562,000	Australia & New Zealand Banking Group Ltd.	9/16/2005	21.95	AUD	143,521	147,751
290,000	Bank of America Corp.	9/16/2005	43.11	USD	179,597	72,500
352,000	BellSouth Corp.	9/16/2005	26.93	USD	128,909	30,604
254,000	Bristol-Myers Squibb Co.	9/16/2005	24.67	USD	119,380	97,675
450,000	British American Tobacco PLC	9/16/2005	10.97	GBP	179,963	239,634
2,235,000	Centrica PLC	9/16/2005	2.39	BP	251,929	487,244
145,000	Cia Vale do Rio Doce ADR	9/16/2005	34.53	USD	188,231	131,661
287,000	Citigroup, Inc.	9/16/2005	44.05	USD	161,810	68,995
231,000	Citizens Communications Co.	9/16/2005	13.59	USD	58,391	33,856
278,000	ConAgra Foods, Inc.	9/16/2005	22.67	USD	113,452	119,901
535,000	Deutsche Telekom AG	9/16/2005	15.68	EURO	179,578	63,693
679,000	Diageo PLC	9/16/2005	7.81	GBP	162,420	76,326
2,276,000	DSG International PLC	9/16/2005	1.53	GBP	133,803	78,186
227,000	Duke Energy Corp.	9/16/2005	28.53	USD	114,631	148,970
232,000	E.I. du Pont de Nemours & Co.	9/16/2005	40.68	USD	189,709	63,805
425,000	Endesa SA	9/16/2005	18.39	EURO	167,298	112,524
1,600,000	Enel S.p.A.	9/16/2005	6.98	EURO	226,644	480,228
300,000	ENI S.p.A.	9/16/2005	24.06	EURO	180,185	125,318
167,000	Equity Residential	9/16/2005	39.98	USD	125,521	129,338
41,000	Fording Canadian Coal Trust	9/16/2005	113.09	USD	143,737	463,726
355,000	Fortis	9/16/2005	23.30	EURO	205,880	105,848
181,000	General Maritime Corp.	9/16/2005	34.13	USD	216,114	620,112
535,000	GlaxoSmithKline PLC	9/16/2005	13.31	GBP	269,597	197,768
585,000	GUS PLC	9/16/2005	9.17	GBP	210,945	128,971
189,000	KeyCorp	9/16/2005	33.36	USD	98,696	32,130
104,000	Kinder Morgan, Inc.	9/16/2005	92.35	USD	220,480	369,981
550,000	Merck & Co., Inc.	9/16/2005	27.45	USD	404,085	453,467
214,000	New York Community Bancorp, Inc.	9/16/2005	17.89	USD	75,046	24,765
11,499,000	PetroChina Co., Ltd.	9/16/2005	6.40	HKD	307,707	209,217
175,000	Petroleo Brasileiro SA ADR	9/16/2005	48.93	USD	295,435	1,081,890
643,000	Portugal Telecom SGPS SA	9/16/2005	7.95	EURO	118,848	38,738
270,000	Publishing & Broadcasting Ltd.	9/16/2005	15.70	AUD	67,860	112,057
461,000	Riunione Adriatica di Sicurta S.p.A.	9/16/2005	16.95	EURO	180,026	89,143
329,000	Royal Bank of Scotland Group PLC	9/16/2005	16.41	GBP	185,918	90,002
292,000	Royal Dutch Shell PLC	9/16/2005	26.44	EURO	203,991	163,556
143,000	Sandvik AB	9/16/2005	337.65	SEK	130,148	74,353
384,000	Santos Ltd.	9/16/2005	11.07	AUD	120,291	190,052
481,000	Sara Lee Corp.	9/16/2005	19.57	USD	175,854	91,390
393,000	SBC Communications, Inc.	9/16/2005	24.08	USD	131,563	97,777
126,000	Simon Property Group, Inc.	9/16/2005	75.10	USD	213,855	223,135
379,000	Southern Co.	9/16/2005	33.74	USD	207,161	320,710
293,000	Standard Bank Group Ltd.	9/16/2005	71.41	ZAR	67,011	31,287
203,000	Suncorp-Metway Ltd.	9/16/2005	21.56	AUD	69,406	406
308,000	TABCORP Holdings Ltd.	9/16/2005	16.48	AUD	74,388	61,817
1,123,000	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9/16/2005	8.40	USD	282,996	172,400
1,099,000	Taylor Woodrow PLC	9/16/2005	3.19	GBP	164,449	153,599
184,000	TDC A/S	9/16/2005	314.56	DKK	254,549	303,467
5,150,000	Telecom Italia S.p.A.	9/16/2005	2.17	EURO	262,951	91,339
162,000	Telekom SA Ltd.	9/16/2005	128.13	ZAR	97,055	84,372
425,000	U.S. Bancorp	9/16/2005	29.94	USD	176,800	94,563
1,800,000	UniCredito Italiano S.p.A.	9/16/2005	4.61	EURO	184,515	148,254
372,000	United Overseas Bank Ltd.	9/16/2005	14.30	SGD	49,381	34,041
920,000	United Utilities PLC	9/16/2005	6.29	GBP	199,950	265,139
496,000	UPM-Kymmene Oyj	9/16/2005	16.13	EURO	202,981	190,625
220,000	UST, Inc.	9/16/2005	42.25	USD	171,380	150,211
217,000	Volvo AB	9/16/2005	341.92	SEK	214,985	16,519
303,000	Washington Mutual, Inc.	9/16/2005	41.82	USD	207,797	103,020
211,000	Wesfarmers Ltd.	9/16/2005	39.85	AUD	122,465	58,008
720,000	Westfield Group	9/16/2005	17.34	AUD	160,852	139,901
	Total Premiums Received and Total Liability for Call Options Written				$10,832,893	$10,566,086

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND	PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2005 (UNAUDITED) (CONTINUED)

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2005
% of Total Net Assets against which calls written	29.7%
Average Days to Expiration	16 days
Average Call Moneyness* at time written	ATM
Weighted Average Call Moneyness	2.9% ITM
Premium received for calls	$10.8 million
Value of calls	$10.6 million

Supplemental Put Option Statistics as of August 31, 2005
% of Total Net Assets against which index puts purchased	46%
Average Days to Expiration	49 days
Average Index Put Moneyness* at time purchased	5.0% OTM
Weighted Average Index Put Moneyness	5.5% OTM
Premium paid for puts	$6.5 million
Value of puts	$3.6 million

*      “Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

In considering the approval of the Investment Management Agreement and the Sub-Advisory Agreement for ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”), the Board of Trustees (“Board”) considered, among others, the following factors: (1) ING Investments provides high quality management services to the ING Funds and has a strong reputation within the industry; (2) ING Investments is an experienced manager-of-managers overseeing sub-advisers; (3) ING Investments and ING Investment Management Advisors B.V. (“IIM B.V.”) have strong records in dedicating resources to their compliance capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the federal securities laws; (4) management’s expectation that the Fund will fill a product gap in the existing line-up of ING Funds; (5) ING Investments has agreed to waive its advisory fees during years 1 through 5 so that the Fund’s estimated total expenses are within the median expenses of its selected peer group of closed-end funds; (6) ING Investments will phase out the expense cap waiver beginning in the Fund’s sixth year of operations, declining by .05% annual increments until the cap is eliminated in the ninth year, which will correspond to an increase in the fees paid to the Sub-Adviser and paid for consulting; (7) ING Investments has agreed to (a) cap offering expenses paid by the Fund at $0.04 per share, (b) pay out of its own funds an additional fee on assets sold to certain selling syndicate members, and (c) pay a research and consultancy fee on behalf of the Fund; (8) ING Investments and its affiliates expect to incur a loss during the first year of the Fund’s operations; and (9) the benefits to the ING Funds complex and ING Investments from expanding ING’s lines of investment products.

In its discussions regarding the Investment Management and Sub-Advisory Agreements, the Board, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee payable to ING Investments by the Fund is competitive with that of its selected peer group; (2) the expense ratio for the Fund is competitive with that of its selected peer group; and (3) given the risk in starting up the Fund and that the Fund will not, as a routine matter, continually issue additional shares, the proposed advisory fee appears to be fair and reflect any economies of scale that ING Investments seeks to achieve.

In reviewing the Sub-Advisory Agreement with IIM B.V., the Board also considered, among others, the following factors: (1) ING Investments recommends the appointment of IIM B.V. as Sub-Adviser to the Fund; (2) IIM B.V. is experienced in managing global equity dividend and covered call options strategies and has managed the ING Global Equity Dividend Fund in substantially the same manner as the global equity dividend portion of the Fund’s portfolio will be managed; (3) IIM B.V.’s investment personnel have depth and substantial experience to manage the Fund; (4) IIM B.V. manages other global equity dividend accounts in a style substantially similar to that in which the Fund would be managed, and these accounts have favorable prior performance as compared to the Lipper Global Fund Category Average, the Morningstar World Stock Fund Category Average, and the MSCI World Index; (5) the ING Funds and ING Investments will benefit by expanding their existing relationship with IIM B.V.; (6) the compensation under the Sub-Advisory Agreement appears to be fair in light of the service to be provided and the expected profitability of ING Investments, as the Fund’s Investment Adviser; (7) ING Investments, not the Fund, will pay IIM B.V.; and (8) IIM B.V. has implemented a compliance program reasonably designed to assure compliance with the federal securities laws. The Board also reviewed IIM B.V.’s procedures for selecting brokers to execute portfolio transactions for the Fund. More specifically, the Board reviewed the factors that IIM B.V. will consider prior to selecting a broker to execute portfolio transactions. One such factor is IIM B.V.’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Fund’s portfolios. Finally, the Board reviewed IIM B.V.’s method for allocating portfolio opportunities among its other advisory clients.

Based upon its review, the Board determined that the Investment Management Agreement and the Sub-Advisory Agreement are in the best interest of the Fund and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principle risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio that were not approved by the shareholders.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with The Bank of New York. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

STOCK DATA

The Fund’s common shares are traded on the New York Stock Exchange (Symbol: IGD).

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of August 31, 2005 was 76, which does not include beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification on February 18, 2005 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

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Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

The Bank of New York

101 Barclay Street (11E)

New York, New York 10286

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UIGD	(0805-102805)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for semi-annual filing.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	November 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	November 3, 2005

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	November 3, 2005